Exhibit 10.1.3

THIRD AMENDMENT TO THE

THIRD AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

NATIONAL CINEMEDIA, LLC

This Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement (this “Amendment”) of National CineMedia, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of September 3, 2013, by and among each of the parties hereto and amends the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC, dated as of February 13, 2007 (the “Third Amended Agreement”), as amended by the First Amendment to the Third Amended Agreement, dated as of March 16, 2009 (the “First Amendment”), the Second Amendment to the Third Amended Agreement, dated as of August 6, 2010 (the “Second Amendment,” and together with the Third Amended Agreement, as so amended by the First Amendment and the Second Amendment, the “LLC Agreement”).

RECITALS

WHEREAS, American Multi-Cinema, Inc., a Missouri Corporation (“AMC”), Cinemark Media, Inc., a Delaware corporation (“Cinemark Media”), Regal CineMedia Holdings, LLC, a Delaware limited liability company (“Regal”), Regal Cinemas, Inc., a Tennsessee Corporation (“RCI”), National CineMedia, Inc., a Delaware corporation (“NCM Inc.”), and AMC ShowPlace Theatres, Inc., a Delaware corporation (“AMC Showplace”), are parties to the LLC Agreement;

WHEREAS, AMC, Cinemark Media, Regal, RCI, NCM Inc. and AMC Showplace desire to amend the LLC Agreement pursuant to the terms and conditions hereof; and

NOW, THEREFORE, the parties hereto agree as follows:

1.	Amendment to Section 9.1 (Redemption Right of a Member). Sections 9.1 (a) and (b) (Redemption Right of a Member) are hereby amended in their entirety as follows:

(a) Each Member (other than NCM Inc.) shall be entitled to cause the Company to redeem its Common Units (the “Redemption Right”) from time to time. A Member desiring to exercise its Redemption Right (the “Redeeming Member”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Company (with a copy to NCM Inc.). The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeeming Member elects to have the Company redeem, whether it intends to sell the shares of NCM Inc. common stock received in a Share Settlement in an underwritten public offering substantially simultaneously with the redemption of its Common Units, the number of shares to be sold at the initial closing of the offering (an “Underwritten Resale”), and the date upon which the exercise of the

Redemption Right shall occur, which date shall not be less than three (3) Business Days nor more than ten (10) Business Days after delivery of the Redemption Notice (any such date, a “Redemption Date”). Notwithstanding the foregoing sentence, if the Redeeming Member specified an Underwritten Resale, and an underwriter is granted and exercises an over-allotment option, the Redeeming Member shall deliver an amendment to its Redemption Notice (the “Redemption Notice Amendment”) specifying the number of additional Common Units that it elects to redeem to satisfy the over-allotment option exercise and a Redemption Date which shall not be less than one (1) Business Day after the delivery of the Redemption Notice Amendment. Each Member delivering a Redemption Notice or Redemption Notice Amendment shall, simultaneously with the delivery of such Redemption Notice or Redemption Notice Amendment, deliver the certificates representing the Redeemed Units to the Company. Unless the Redeeming Member has timely delivered a Retraction Notice or a Termination Notice as provided in Section 9.1(b), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Redeeming Member shall transfer and surrender the Redeemed Units to the Company, free and clear of all liens and encumbrances, and (ii) the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 9.1(b), and (z) issue to the Redeeming Member pursuant to Section 3.4(h) a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to clause (i) of this Section 9.1(a) and the Redeemed Units.

(b) The Redemption Right shall be subject to the following:

(i) In exercising its Redemption Right, a Redeeming Member, at NCM Inc.’s option as provided in Section 3.5(b) and subject to Section 9.1(d), shall be entitled to receive the Share Settlement or the Cash Settlement. Within three (3) Business Days of delivery of the Redemption Notice, NCM Inc. shall give written notice (the “Contribution Notice”) to the Company (with a copy to the Redeeming Member) of its intended settlement method; provided that if NCM Inc. does not timely deliver a Contribution Notice, NCM Inc. shall be deemed to have elected the Share Settlement method. If NCM Inc. elects the Cash Settlement method, the Redeeming Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to NCM Inc.) within two (2) Business Days of delivery of the Contribution Notice.

(ii) If the Redeeming Member has advised the Company that it intends to have an Underwritten Resale and the Redeeming Member reasonably determines that market conditions with respect to NCM Inc. common stock make it inadvisable to proceed with the Underwritten Resale or if the managing underwriter for the Underwritten Resale advises the Redeeming Member that it does not intend to close the sale of shares of NCM Inc. in the Underwritten Resale, the Redeeming Member may

terminate the Redemption Notice (the “Termination Notice”) at any time prior to the Redemption Date by giving notice to the Company (with a copy to NCM Inc.) prior to the Redemption Date.

(iii) The timely delivery of a Retraction Notice or a Termination Notice shall terminate all of the Redeeming Member’s, the Company’s and NCM Inc.’s rights and obligations under this Section 9.1 arising from the Redemption Notice; provided, however, that the Company shall immediately deliver to the Redeeming Member any and all certificates representing the Redeemed Units that the Redeeming Member previously delivered to the Company in connection with the Redemption Notice and/or Redemption Notice Amendment.

2.	No Other Changes. Except as expressly modified hereby, all terms, conditions and provisions of the LLC Agreement shall continue in full force and effect. This Amendment shall be deemed to be and construed as part of the LLC Agreement, and the LLC Agreement shall be deemed to be and be construed as part of this Amendment; provided, however, that in the event of any inconsistency or conflict between the LLC Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

3.	Counterparts. This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. The parties agree that this Amendment shall be legally binding upon the electronic transmission, including by facsimile or email, by each party of a signed signature page hereof to the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on its behalf as of the date first written above.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	EVP & CFO

CINEMARK MEDIA, INC.

By:	/s/ Robert Copple
	Name:	Robert Copple
	Title:	CFO

REGAL CINEMEDIA HOLDINGS, LLC

By:	/s/ Amy E. Miles
	Name:	Amy E. Miles
	Title:	President

REGAL CINEMAS, INC.

By:	/s/ Amy E. Miles
	Name:	Amy E. Miles
	Title:	Chief Executive Officer

NATIONAL CINEMEDIA, INC.

By:	/s/ Ralph E. Hardy
	Name:	Ralph E. Hardy
	Title:	Executive Vice President, General Counsel and Secretary

AMC SHOWPLACE THEATRES, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	EVP & CFO